U.S. GLOBAL ACCOLADE FUNDS
Global MegaTrends Fund
Eastern European Fund
Supplement dated September 26, 2007
to the prospectus
dated February 28, 2007
EFFECTIVE OCTOBER 1, 2007, THE MEGATRENDS FUND NAME WILL BE CHANGED TO GLOBAL MEGATRENDS FUND. ALL REFERENCES IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION TO MEGATRENDS FUND ARE HEREBY DELETED AND REPLACED WITH GLOBAL MEGATRENDS FUND.
EFFECTIVE OCTOBER 1, 2007, THE GLOBAL MEGATRENDS FUND WILL NO LONGER BE SUBADVISED BY LEEB CAPITAL MANAGEMENT, INC. (“LEEB”) AND, THEREFORE, ALL REFERENCE TO LEEB SHOULD BE REPLACED WITH U.S. GLOBAL INVESTORS, INC. (“ADVISER”).
TAJIKISTAN AND UZBEKISTAN ARE NO LONGER CONSIDERED TO BE EASTERN EUROPEAN COUNTRIES AND ARE DELETED FROM PAGE 1, PARAGRAPH 2, UNDER THE HEADING MAIN INVESTMENT STRATEGIES.
THE FOLLOWING SUPERSEDES CERTAIN INFORMATION FOUND IN THE PROSPECTUS PAGE 6 PARAGRAPHS 2 AND 3, MAIN INVESTMENT STATEGIES.
Under normal circumstances, the Global MegaTrends Fund will invest primarily in large capitalization equity securities based on its analysis of major economic themes. The Adviser performs statistical analysis of major economic themes and of monetary and economic trends, and evaluates the financial markets to identify “megatrends” in the global economy. Megatrends are usually defined by sustainable and substantial growth in capital expenditures in any country or sector. Other megatrends are created by governmental policies for infrastructure or a massive technological breakthrough like the Internet. The Adviser’s analysis primarily focuses on the equities markets, seeking stocks with a growth potential at a reasonable price (relative to the S&P Stock Index).
The Adviser will invest the Global MegaTrends Fund’s assets in a diversified portfolio consisting primarily of common stocks listed on U.S. and international exchanges. The fund may invest, from time to time, a significant amount of its assets in certain sectors. The Adviser uses a combination of value- and growth-style for stock selection. The Adviser seeks stocks with sustainable future growth selling at an attractive price relative to the potential growth rate. Among other factors, the Adviser looks for companies that have proven management and sound financial strength whose stock price is low in light of the companies’ earnings and cash flow. Currently, the fund treats companies with a capitalization of $2 billion or more as being large capitalization companies.

THE FOLLOWING INFORMATION IS ADDED TO CERTAIN INFORMATION FOUND IN THE PROSPECTUS ON PAGE 7 UNDER THE HEADING: SMALL AND MEDIUM SIZED COMPANY RISK.
From time to time the Global MegaTrends Fund may also focus on small-and medium-sized companies. The fund’s share price may experience greater volatility when the fund is more heavily invested in small companies.
THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION FOUND IN THE PROSPECTUS ON PAGE 17, PARAGRAPH 2, UNDER THE HEADING: INVESTMENT PROCESS.
The Adviser’s investment process for the Global MegaTrends Fund is based primarily on macro and micro investment processes developed by U.S. Global Investors, Inc. The Adviser has developed models over the years to assist it in assessing economic “megatrends” and the resulting relative risk potential in the stock markets. These matrixes of models emphasize general economic, monetary, and technical indicators. Based on its macro analysis, the Adviser selects stocks by utilizing a matrix of fundamental screens. The fund generally will invest in large companies with growth potential that are dominant in their industry, have quality management, display strong, stable financial health, and are selling at relative discounts to the market, their industry, and their historical price to earnings ratios, cash flow, and other factors. The common stocks of such companies generally are traded on major stock exchanges and have a high degree of liquidity. The fund may also invest in smaller companies with market capitalizations of less than $300 million at the time of purchase; however, these companies must have cash flow and liquidity. While the fund is diversified, the Adviser may invest a significant portion of the fund’s assets in the stock of a single company. As a result, a single security’s increase or decrease in value may have a greater impact on the fund’s share price and total return.
THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION FOUND IN THE PROSPECTUS PAGE 21, UNDER THE HEADING: PORTFOLIO MANAGER, MEGATRENDS FUND.
Global MegaTrends Fund is managed by a team consisting of Mr. Frank Holmes, Mr. John Derrick, Mr. Romeo Dator, and Mr. Jack Dzierwa. Portfolio decisions regarding stock selection and portfolio construction are made jointly by the members of the portfolio team. Mr. Holmes is the Chief Executive Officer and Chief Investment Officer of the Adviser and has been the majority shareholder of the Adviser since 1989. Mr. Holmes has served as the Chief Investment Officer since June of 1999. Mr. Derrick has served as portfolio manager of the Adviser since 1999. Mr. Dator has served as research analyst of the Adviser since 2002, and an analyst with USAA from 1999 to 2001. Mr. Dzierwa has served as a global strategist of the Adviser since September 11, 2007, an independent analyst from 2005-2007, a research production manager with ING Financial Markets, London from 2004-2005, a consultant for FEMSA from 2003-2004, and a vice president with Solomon Brothers from 1995-2002.